Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Momentive Performance Materials Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-5748297
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Momentive Performance Materials Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-5748357
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Momentive Performance Materials USA Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-5748388
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Juniper Bond Holdings I LLC

(Exact name of registrant as specified in its charter)

Delaware	26-1589631
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Juniper Bond Holdings II LLC

(Exact name of registrant as specified in its charter)

Delaware	26-1589692
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Juniper Bond Holdings III LLC

(Exact name of registrant as specified in its charter)

Delaware	26-1589765
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Juniper Bond Holdings IV LLC

(Exact name of registrant as specified in its charter)

Delaware	26-1589836
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Momentive Performance Materials Quartz, Inc.

(Exact name of registrant as specified in its charter)

Delaware	34-1839929
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

22557 West Lunn Road Strongsville, Ohio	44149
(Address of principal executive offices)	(Zip code)

MPM Silicones, LLC

(Exact name of registrant as specified in its charter)

Delaware	22-3775481
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Momentive Performance Materials South America Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-5834895
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Momentive Performance Materials China SPV Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-5748469
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

260 Hudson River Road Waterford, New York	12188
(Address of principal executive offices)	(Zip code)

Second-Priority Senior Secured Notes due 2022

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 8th day of September, 2014.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business June 30, 2014, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	977
Interest-bearing balances	288
Securities:
Held-to-maturity securities	0
Available-for-sale securities	675,961
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	165,500
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	8,642
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	117,292
Other assets	123,695

Total assets	$1,948,668

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LIABILITIES

Deposits:
In domestic offices	975
Noninterest-bearing	975
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	248,199
Total liabilities	249,174
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,122,053
Not available
Retained earnings	575,368
Accumulated other comprehensive income	1,073
Other equity capital components	0
Not available
Total bank equity capital	1,699,494
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,699,494

Total liabilities and equity capital	1,948,668

I, Cherisse Waligura, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Cherisse Waligura	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)

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